MVP REIT



MVP REIT, Inc.

Investor Update

September 3rd, 2015

Speaker:

Mike Shustek

CEO, MVP REIT, Inc.

Forward-Looking Statements

This presentation includes forward-looking statements that can be identified by the use of words such as "will," "may," "should," or other comparable terminology. Statements concerning future performance, cash flows and any other guidance on present or future periods constitute forward-looking statements. Forward-looking statements involve significant risks and uncertainties and you should not unduly rely on these statements. You should be aware that a number of important factors could cause our actual results to differ materially from those in these forward-looking statements including the risks summarized below and the risks described in our filing with the Securities and Exchange Commission. The statements made herein are as of the date hereof and we undertake no obligation to update these statements except as may be required by applicable securities laws.

Risk Factors

- We have a limited operating history, therefore there is a higher risk that we will not be able to achieve our investment objectives compared to a real estate investment trust with a more established operating history.
- Because this is a blind pool offering, you will not have the opportunity to evaluate additional investments before we make them, which makes your investment more speculative.
- We depend upon our advisor and its affiliates to conduct our operations.
- Continued disruptions in the financial markets and difficult economic conditions could adversely impact the real estate market as well as the market for debt-related investments generally, which could hinder our ability to implement our business strategy and generate returns to you.
- There is no public trading market for our shares and we are not required to list or liquidate by a certain date or at all. Accordingly, our shares will lack liquidity and you may have to hold the investment indefinitely.
- There are restrictions on your ability to have your shares repurchased under our share repurchase program.

Risk Factors Continued...

- There are substantial conflicts of interest between us and our advisor and its affiliates.
- As of the date hereof, we have paid distributions from offering proceeds only. We may not be able to make distributions on a monthly basis and may pay distributions from sources other than cash flow from operations, including the sale of assets, borrowings or offering proceeds. We have no limits on the amounts we may pay from such sources. If we pay distributions from sources other than our cash flow from operations, the funds available to us for investments would be reduced and your share value may be diluted.
- We may incur substantial debt, which will increase our risk and may reduce our distributions.
- Failure to remain qualified as a REIT would adversely affect our ability to make distributions to our stockholders.
- We are an "Emerging Growth Company" under the federal securities laws and will be subject to reduced public company reporting requirements. Investing in our common stock is speculative and involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment.
- The CEO of the Company and certain of its affiliates were subject to administrative proceedings of the Ohio Division of Securities in 2001 and the Securities and Exchange Commission in 2006.
- Our advisor and board of directors will have substantial discretion with respect to the selection of specific real property and may vary from MVP REIT guidelines to acquire properties which they believe represent value opportunities.
- See "Risk Factors" in the company's prospectus to read about the more significant risks you should consider before buying shares of our common stock.
- As with all investments in securities, there is risk of loss of capital.
- This is not a solicitation. Please read MVP's prospectus which is the only means of soliciting for shares of MVP REIT.

Webinar Topics of Discussion:

- Financial Data
- 2015 Acquisitions & Pending Acquisitions
- 2015 Public Filings

Financial Data

Balance Sheet Data	June 30, 2015	March 31, 2015
Total Assets	$81,257,000	$72,107,000
Total Liabilities	$27,926,000	$30,294,000
Total Equity	$53,331,000	$41,813,000

The selected financial data has been derived from our consolidated financial statements.

2015 Acquisition Overview

MVP currently has 15 properties within its portfolio including:

- **14 Parking Facilities**
- **1 Self-Storage Facility** (in escrow to sell)

2015 Acquisitions



Downtown Surface Lot
Denver, CO
Acquired: January 2015


Wazee St
Blake St
Market St
Larimer St
Lawrence St
15th St
19th St
Broadway St
1963 Sherman St
E 19th Ave
E 18th Ave
E 16th Ave
E 14th Ave
E 13th Ave
E 24th
E 22nd
E 21st
California St
Welton St
14th St
Speer Blvd
Lincoln St
Park Ave
70
40
The Ogden Theatre
Denver
Denver Art Museum

MVP REIT, Inc., ("MVP") through its wholly owned entity, MVP Denver Sherman, LLC, announced that it closed on the purchase of a .14 acre parking lot located at 1963 Sherman Street, Denver, Colorado, consisting of approximately 28 parking spaces, for a purchase price of $585,000, plus certain closing costs.

The parking lot is leased to the City of Denver School District Number 1.

MVP REIT

2015 Acquisitions

Downtown Garage

Fort Worth, TX

Acquired: March 2015

On March 16, 2015, MVP REIT Inc. closed on its $23.5 million purchase of a multi-level parking garage. The parking garage consists of 1,013 parking spaces and approximately 11,828 square feet of office space. The parking garage is located in Fort Worth, Texas.

In connection with the purchase, the Company assumed the existing financing on the parking garage. The existing financing has a maturity date of August 2021, has a balance of approximately $12.2 million, and an interest rate of 5.59% per annum. The Company paid customary closing costs in connection with the transaction.




W 1st St
W 3rd St
E 6th St
Fort Worth Intermodal Transportation Center
280
W 5th St
814 Taylor St
Macon St
Cherry St
Florence St
Taylor St
Texas St
Texas St
199
Lake St
Fort Worth Water Gardens
W Lancaster Ave
T&P
13B
15A
13
199

MVP REIT

2015 Acquisitions



Downtown Surface Parking Lot

Milwaukee, WI

Acquired: March 2015

On March 31, 2015, MVP REIT Inc. closed on this parking lot consisting of 54 parking spaces, located in Milwaukee, Wisconsin, for a purchase price of $1 million.



N Old World 3rd St
Water St
River St
Broadway
N 11th St
N 10th St
N 9th St
N 8th St
WESTOWN
Milwaukee Public Museum
822 N Old World 3rd St
Central Library
W Wisconsin Ave
The Riverside Theater
The Shops Of Grand Avenue
N 2nd St
W Michigan St
W Everett St
W Clybourn St
Milwaukee Intermodal

The lot is located at 822 North Old World 3rd Street with C9-E zoning (Major Retail). It allows for a maximum building height of 40 feet. This lot is leased to SP Plus Corporation.

MVP REIT

2015 Acquisitions

Downtown Surface Parking Lot
St. Louis, MO
Acquired: May 2015

MVP closed on the purchase of this parking lot for approximately $2.575 million in cash.

The parking lot is located at 1010 Convention Plaza, St. Louis, Missouri. The Lot consists of 55,021 square feet and has 221 parking spaces. It is adjacent to the St Louis convention center, is zoned I-CBD (Central Business District) and allows for a maximum building height of 200 feet.

The Lot will be leased by SP Plus Corporation under a NN agreement. SP Plus Corporation will pay annual rent of $185,000. In addition, the lease provides a two tier participation with MVP receiving 65% of gross receipts between $280,000-$349,999 and 50% of gross receipts over $350,000. The term of the lease will be for 5 years with a 5 year option.




Biddle St
N Tucker
Cole St
Carr St
Cole St
Ashley St
Edward Jones Dome
St Charles St
Locust St
Olive St
Convention Center Metrolink
Laclede's Landing Metrolink
8th and Pine Metrolink
N Broadway
N 7th St
Morgan St
N Tucker Blvd

MVP REIT

2015 Acquisitions

Downtown Parking Garage
Houston, TX
Acquired: May 2015

MVP closed on the purchase of this parking garage for approximately $8.375 million in cash. The parking garage is located at 611 Fannin Street, Houston, Texas . The garage consists of 90,750 square feet and has 265 parking spaces.

The garage will be leased by iPark Services, LLC a Houston based parking operator, under a NN agreement. iPark will pay annual rent of $600,000. In addition, the lease provides revenue participation with MVP receiving 60% of gross receipts over a contractual threshold. The term of the lease is for 10 years.


PARK


Washington Ave
Memorial Dr
Allen Pkwy
W Dallas St
W Gray St
Taft St
Dunlavy St
NEARTOWN
Houston Ave
611 Fannin St
DOWNTOWN
George R. Brown
Convention Center
Dowling St
MIDTOWN
EAST
DOWNTOWN
York St
Milby St
Polk St
East Fwy
Hirsch Rd
N York St
Alabama St
GREATER
THIRD WARD
Gulf Fwy
Museum of Fine
Arts, Houston
Children's Museum
of Houston
69
45
59
527

MVP REIT

2015 Acquisitions

Downtown Parking Lot
St. Louis, MO
Acquired: June 2015

MVP closed on the purchase of a parking lot for approximately $3.463 million in cash. The lot is located at 901 Lucas Avenue, St. Louis, Missouri. It consists of 46,683 square feet and has 202 parking spaces. This lot is zoned I (CBD), and allows for a maximum building height of 200 feet.

The parking lot will be leased by SP Plus Corporation, a nationwide parking operator, under a NN lease. SP Plus will pay annual rent of $220,000. In addition, the lease provides revenue participation with MVP receiving 65% of gross receipts between $325,000 and $395,000 and 50% of Gross Receipts in excess of $395,001. The term of the lease is for 5 years.




Convention Plaza
N 10th
N 9th St
Saint Louis Convention
& Visitors Commission
Edward Jones Dome
901 Lucas Ave
Lucas Ave
Lucas Ave
N 7th St
Washington Ave
Washington Ave
America's Center
Convention Complex
Drury Inn & Suites
N 6th St
National Blues Museum
Convention Center
Metrolink Station
Locust St
Schnucks Pharmacy
Culinaria
N 9th St
Locust St
N 7th St
St. Louis Public Library
- Central Express
Olive St

MVP REIT

2015 Acquisitions

Downtown Surface Parking Lot

Milwaukee, WI

Acquired: June 2015




W Wells St
Wells St
W Wisconsin Ave
W Michigan St
The Pabst Theater
Milwaukee River
Potbelly Sandwich Shop
The Shops of Grand Avenue
Walgreens
Boston Store
Bryant and Stratton College
The Capital Grille

On June 30, 2015, MVP closed on the purchase of a parking lot for approximately $3.9 million in cash. It is located at 735-749 N. 2nd Street, and 746-752 N. Old World Third Street, Milwaukee, Wisconsin. The lot consists of 41,487 square feet and has 95 spaces. It is zoned C9-E, and allows for a maximum building height of 40 feet.

The parking lot will be leased by PCAM, LLC, an independent parking operator, under a NNN lease. PCAM will pay annual rent of $280,000. In addition, the lease provides revenue participation with MVP receiving 50% of gross receipts over a contractual threshold of $710,000. The term of the lease is for 10 years.

MVP REIT

2015 Acquisitions

Surface Parking Lot
Wildwood, NJ
Acquired: July 2015




Google

MVP REIT, Inc., announced that it has closed on the purchase of a parking lot for approximately $1.0 million in cash.

The parking lot is located at 400 East Magnolia Ave, Wildwood, NJ . The parking lot consists of 11,250 square feet and has 29 parking spaces. The parking lot is zoned T/E, and allows for a maximum building height of 250 feet.

The parking lot will be managed by SP Plus Corporation, a nationwide parking operator. The term of the management agreement is for 5 years.

MVP REIT

2015 Pending Acquisitions

<u>July 2015</u>

Downtown Parking Garage

Indianapolis, IN

MVP REIT, Inc., announced that it has entered into a purchase agreement dated July 23, 2015 to purchase a parking garage for approximately $10.5 million.

The parking garage is located at 120 East Washington Street, Indianapolis, IN. The garage consists of approximately 52,650 square feet and has approximately 370 parking spaces. MVP anticipates entering into a lease with a parking operator to lease the parking garage.

The Purchase Agreement is subject to MVP's due diligence. It is anticipated that the purchase will close in September, however, there can be no assurance when and if this acquisition will be completed.

MVP REIT

2015 Pending Acquisitions

August 2015

Downtown Parking Lot

Milwaukee, WI

MVP REIT, Inc., entered into a purchase agreement dated August 17, 2015 to purchase a parking lot for approximately $4.1 million.

The parking lot is located at 1120 N. Old World 3rd Street, Milwaukee, WI 53203. The lot consists of approximately 48,500 square feet and has approximately 75 parking spaces. MVP anticipates entering into a lease with a parking operator to lease the parking lot and anticipates financing approximately sixty percent (60%) of the purchase price.

The Purchase Agreement is subject to MVP's due diligence. It is anticipated that the purchase will close on or before October 1, 2015, however, there can be no assurance when and if this acquisition will be completed.

2015 Pending Acquisitions

August 2015

Two Parking Lots
Minneapolis, MN

MVP entered into a purchase agreement dated August 25, 2015 to purchase two parking lots for approximately $16 million in cash. The first parking lot is located at 1022 Hennepin Avenue, Minneapolis, MN 55402 (the "Hennepin lot"). The Hennepin lot consists of approximately 90,658 square feet and has approximately 270 parking spaces. The second parking lot is located at 41 10th Street North, Minneapolis, MN 55402 (the "10th street lot"). The 10th street lot consists of approximately 107,952 square feet and has approximately 185 parking spaces.

MVP REIT anticipates entering into a lease with a parking operator. The Purchase Agreement is subject to MVP REIT's due diligence. It is anticipated that the purchase will close in first quarter 2016, however, there can be no assurance when and if this acquisition will be completed. It is contemplated that MVP REIT will fund between $3,000,000 and $4,000,000 of the purchase price, if the acquisitions close, and MVP REIT will seek a joint venture partner, which may be an affiliate of MVP REIT, for the remaining purchase price for the Hennepin lot and the 10th street lot. There can be no assurance of a joint venture partner.

MVP REIT

2015 Pending Acquisitions

August 2015

Downtown Parking Lot

Indianapolis, IN

MVP REIT, Inc., entered into a purchase agreement dated August 28, 2015 to purchase a parking lot for approximately $5 million in cash.

The parking lot is located at 301 E. Washington Street, Indianapolis, IN 46204. It consists of approximately 46,403 square feet and has approximately 149 parking spaces.

MVP anticipates entering into a lease with a parking operator. The Purchase Agreement is subject to MVP's due diligence. It is anticipated that the purchase will close in approximately 60-90 days, however, there can be no assurance when and if this acquisition will be completed.

MVP REIT

2015 Pending Acquisitions

September 2015

Downtown Parking Garage

Chicago, IL

MVP REIT, Inc., announced that it has entered into a purchase agreement dated September 3rd, 2015 to purchase a parking garage for approximately $34 million in cash and debt assumption. The REIT plans to assume an existing note of approximately $16,100,000. The parking garage is located at 801 South State Street, Chicago, IL 60605. The garage consists of approximately 317 parking spaces and contains approximately 63,000 square feet of retail.

MVP anticipates entering into a lease with a parking operator. The Purchase Agreement is subject to MVP's due diligence. It is anticipated that the purchase will close by the end of 2015, however, there can be no assurance when and if this acquisition will be completed.

MVP REIT

Summary of Pending Acquisitions

Property Type	City and State	Purchase Price (Approximate)
Downtown Parking Garage	Indianapolis, IN	$10,500,000
Downtown Parking Lot	Milwaukee, WI	$4,100,000
Two Downtown Parking Lots	Minneapolis, MN	$16,000,000
Downtown Parking Lot	Indianapolis, IN	$5,000,000
Downtown Parking Garage	Chicago, IL	$34,000,000
TOTAL		**$69,600,000**

2015 Public Filings

APRIL 9, 2015

- MVP REIT Inc. announced its board of directors increased the size of the board from six persons to seven.

- The Board appointed Shawn Nelson to fill the newly created board seat. Mr. Nelson is an attorney and has been the Chairman of the Orange County Board of Supervisors since June, 2010.

MVP REIT

2015 Public Filings

AUGUST 10, 2015

On August 6, 2015, the Company entered into a purchase and sale agreement to sell its self-storage facility located in Cedar Park, Texas, which is owned by the Company's wholly owned subsidiary MVP MS Cedar Park 2012, LLC. The net sales price is approximately $4.3 million, including the assumption of the existing loan with a balance of approximately $1.7 million.

The buyer's due diligence period expires on or about September 7, 2015, at which time the earnest money deposit of $0.2 million would become nonrefundable, subject to terms and conditions of the purchase and sale agreement. Provided the buyer approves its due diligence and is approved to assume the existing loan, the sale is scheduled to close on September 22, 2015.

MVP REIT

2015 Public Filings

AUGUST 17, 2015

On August 19, 2015, MVP REIT, Inc. announced that Dan Huberty was hired as Vice President of Parking Operations of MVP Realty Advisors, LLC. In addition to his current role at MVP Realty Advisors, Mr. Huberty also serves as Vice President of Sales and Acquisitions for JNL Parking. Prior to employment with JNL Parking, Mr. Huberty served as an Executive Vice President of SP Plus, where he oversaw the southern division of the company. Prior to his role with SP Plus, he served as a Vice President for Clean Energy Fuels.

Previous to Clean Energy Fuels, Mr. Huberty served in various roles with ABM Industries. During his approximately 17 years with ABM Industries, Mr. Huberty served in various roles including Facility Manager, Regional Manager, Regional Vice President, and finally Vice President of Sales for ABM's Parking Division. Mr. Huberty earned his BBA from Cleveland State University in 1991, and his MBA from the University of Phoenix in 1998. Mr. Huberty also serves as a State Representative for Texas House District 127.

2015 Public Filings

AUGUST 10, 2015

MVP announced that, while it will terminate selling efforts for its offering on September 15, 2015, the registration statement filed with the SEC with respect to the offering expires on September 25, 2015. As such, MVP will continue to accept subscription agreements executed on or before September 25, 2015, subject to compliance with applicable state registration requirements.

QUESTIONS

If you have any questions, we will call you individually.

The purpose of this webinar is to update current shareholders with 2015 news and acquisition information regarding MVP REIT.

MVP REIT, Inc.
877.684.6871
www.mvpreit.com
12730 High Bluff Dr., Suite #110, San Diego, CA 92130